                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, American Century
Capital Portfolios, Inc., hereinafter called the "Corporation", and certain directors and officers of the Corporation, do hereby constitute and appoint
William M. Lyons, David C. Tucker, Charles A. Etherington, David H. Reinmiller,
and Charles C.S. Park, Janet A. Nash, Brian L. Brogan and Otis H. Cowan, and
each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as
amended, and any rules, regulations, orders, or other requirements of the United
States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act
of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation in its behalf and to affix its corporate seal, and to sign the names of each of such directors and officers in their capacities as indicated, to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as
amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Corporation has caused this Power to be executed by its duly authorized officers on this the 30th day of November, 2001.

                                       AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                                  By: /s/William  M.  Lyons
                                  William  M.  Lyons,  President and
                                  Principal Executive Officer

                                     SIGNATURE AND TITLE

/s/Timothy S. Webster
Timothy S. Webster
Director

Attest:

By:/s/Paul Carrigan Jr.
Paul Carrigan Jr., Secretary